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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)         March 12, 1999
                                                -------------------------------


                              CARMIKE CINEMAS, INC.
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             (Exact name of registrant as specified in its charter)



   DELAWARE                         1-11604                    58-1469127
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(State or other                   (Commission                 (IRS Employer
jurisdiction of                   File Number)              Identification No.)
incorporation)



  1301 FIRST AVENUE, COLUMBUS, GEORGIA                            31901
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(Address of principal executive offices)                        (Zip Code)



Registrant's telephone number, including area code          (706) 576-3400
                                                   ----------------------------


                                       N/A
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


                                      -1-

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ITEM 5.       OTHER EVENTS

              On March 12, 1999, Carmike Cinemas, Inc. (the "Company") issued a press release with respect to the resignation of John O. Barwick, III as the Company's Senior Vice President-Finance. The information contained in such press release (filed as Exhibit 99 hereto) is being incorporated by reference into this Report.

ITEM 7.        FINANCIAL STATEMENTS AND EXHIBITS

     (C) EX-99
               Press Release dated March 22, 1999.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   CARMIKE CINEMAS, INC.



                                   By:   /s/ F. Lee Champion, III
                                         --------------------------------------
                                         F. Lee Champion, III
                                         Senior Vice President, General Counsel


DATED: March 22, 1999



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                                  EXHIBIT INDEX

         Exhibit
         Number                       Description
         ------                       -----------
         99                Press Release dated March 12, 1999.
